FIRST  AMENDMENT
                                 TO
                        AMENDED AND RESTATED
                          CREDIT  AGREEMENT


           THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of December 21, 1998 is among:

           (a)  Kinder  Morgan  Energy   Partners,   L.P.,  a  Delaware  limited
partnership (the "Company");

           (b)  Kinder  Morgan   Operating   L.P.   "B",  a  Delaware   limited
partnership (the "Subsidiary Borrower");

           (c) Kinder Morgan Operating L.P. "A", a Delaware limited partnership ("OLP `A'"); Kinder Morgan Operating L.P. "C", a Delaware limited partnership
("OLP `C'"); Kinder Morgan Operating L.P. "D", a Delaware limited partnership ("OLP `D'"); Kinder Morgan Natural Gas Liquids Corporation, a Delaware corporation ("KMNGL"); Kinder Morgan CO2 LLC, a Delaware limited liability company ("KMCO2"); and Kinder Morgan Bulk Terminals, Inc., a Louisiana corporation ("KMBT", and together with OLP "A", OLP "C", OLP "D", KMNGL, KMCO2, and the Subsidiary Borrower in its capacity as a guarantor pursuant to Article X of the Credit Agreement (as defined below), collectively, the "Subsidiary Guarantors");

           (d) the banks and other financial institutions listed on the signature pages hereof under the caption "Continuing Lender", (collectively, the "Lenders"); and

           (e) First Union National Bank, a national banking association, individually as a Lender, as an arranger (in such capacity, the "Arranger"), as a syndication agent for the other Lenders (in such capacity, the "Syndication Agent"), as the issuing bank (in such capacity, the

"Issuing Bank"), as the swingline lender (in such capacity, the "Swingline Lender") and as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              PRELIMINARY STATEMENT
                              ---------------------

          The Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders , the Syndication Agent, the Arranger, the Issuing Bank, the Swingline Lender, and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of December 1, 1998 (as so amended and restated, and as amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders, the Syndication Agent, the Arranger, the Issuing Bank, the Swingline Lender, and the Administrative Agent have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement as hereinafter set forth:

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders, the Syndication Agent, the Arranger, the Issuing Bank, the Swingline Lender, and the Administrative Agent hereby agree as follows:

          SECTION 1. Amendment to Section 1.01, Defined Terms, of the Credit Agreement. The definition of the term "Restricted Payment" contained in Section
1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               "Restricted Payment" means any distribution (whether in cash, securities or other property) with respect to any partnership interest in the Company, or any payment (whether in cash, securities or other property), including any deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such partnership interest or any option or other right to acquire any such partnership interest; provided, however, (A) that distributions with respect to the partnership interests in the Company that do not exceed, with respect to any fiscal quarter of the Company, the amount of Available Cash for such quarter shall not constitute Restricted Payments so long as in each case, both before and after the making of such distribution, no Event of Default or Default shall have occurred and be continuing,
           (B) that any partnership interest split, partnership interest reverse split, dividend of Company partnership interests or similar transaction will not constitute a Restricted Payment, and (C) that the application by the Company of an aggregate amount not in excess of $20,000,000.00 to the purchase, redemption, retirement, cancellation, or termination of partnership interests in the Company will not constitute a Restricted Payment, so long as, both before and after any such purchase, redemption, retirement, cancellation, or termination, no Event of Default or Default shall have occurred and be continuing.

           SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when the Company, the Subsidiary Borrower, the Subsidiary Guarantors, and the Required Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.

           SECTION 3. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent, the Lenders, the Arranger, the Issuing Bank, the Swingline Lender, and the Syndication Agent that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

           SECTION 4. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

           (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

           (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

           (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, and modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

           SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           SECTION 6. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE SUBSIDIARY BORROWER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE ARRANGER, THE ISSUING BANK, THE SWINGLINE LENDER, AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

           SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           SECTION 8. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, THE COMPANY, SUBSIDIARY BORROWER, AND SUBSIDIARY GUARANTORS COUNTERPARTS, IF ANY, THE
ASSIGNMENT AND ACCEPTANCES, IF ANY, THE LOAN DOCUMENTS, AND THE FEE LETTER EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE SUBSIDIARY BORROWER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE ARRANGER, THE ISSUING BANK, THE SWINGLINE LENDER, AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                                 KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 as the Company

                                    By:   Kinder Morgan G.P., Inc.,
                                          its General Partner



                                          By: /s/ David G. Dehaemers, Jr.
                                              __________________________________
                                          Name:  David G. Dehaemers, Jr.
                                          Title: Chief Financial Officer

                                  Address for Notices:
                                  -------------------

                                  1301 McKinney Street
                                  Suite 3450
                                  Houston, Texas 77010

                                  Telecopier No.:   (713) 844-9570
                                  Telephone No.:    (713) 844-9500
                                  Attention:        David G. Dehaemers, Jr.

                                  Chief Executive Office and Principal Place of Business:

                                  1301 McKinney Street
                                  Suite 3450
                                  Houston, Texas 77010

                               KINDER MORGAN OPERATING L.P. "B",
                               as the Subsidiary Borrower and as a Subsidiary Guarantor

                                    By:   Kinder Morgan G.P., Inc.,
                                          its General Partner



                                          By: /s/ David G. Dehaemers, Jr.
                                              __________________________________
                                          Name:  David G. Dehaemers, Jr.
                                          Title: Chief Financial Officer

                               Address for Notices:
                               -------------------

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.:      (713) 844-9570
                               Telephone No.:       (713) 844-9500
                               Attention:  David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place
                                  of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               KINDER MORGAN OPERATING L.P. "A",
                               as a Subsidiary Guarantor

                                    By:   Kinder Morgan G.P., Inc.,
                                          its General Partner



                                          By: /s/ David G. Dehaemers, Jr.
                                              __________________________________
                                          Name:  David G. Dehaemers, Jr.
                                          Title: Chief Financial Officer


                               Address for Notices:
                               -------------------

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.: (713) 844-9570
                               Telephone No.:  (713) 844-9500
                               Attention:  David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               KINDER MORGAN OPERATING L.P. "C",
                               as a Subsidiary Guarantor

                                    By:   Kinder Morgan G.P., Inc.,
                                          its General Partner



                                          By: /s/ David G. Dehaemers, Jr.
                                              __________________________________
                                          Name:  David G. Dehaemers, Jr.
                                          Title: Chief Financial Officer

                               Address for Notices:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.: (713) 844-9570
                               Telephone No.:  (713) 844-9500
                               Attention:  David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               KINDER MORGAN OPERATING L.P. "D",
                               as a Subsidiary Guarantor

                                    By:   Kinder Morgan G.P., Inc.,
                                          its General Partner



                                          By: /s/ David G. Dehaemers, Jr.
                                              __________________________________
                                          Name:  David G. Dehaemers, Jr.
                                          Title: Chief Financial Officer

                               Address for Notices:
                               -------------------

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.: (713) 844-9570
                               Telephone No.:  (713) 844-9500
                               Attention:  David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION, as a Subsidiary Guarantor


                                    By: /s/ David G. Dehaemers, Jr.
                                        ________________________________________
                                       Name:  David G. Dehaemers, Jr.
                                       Title: Chief Financial Officer

                               Address for Notices:
                               -------------------

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.: (713) 844-9570
                               Telephone No.:  (713) 844-9500
                               Attention:      David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               KINDER MORGAN BULK TERMINALS, INC.,
                               as a Subsidiary Guarantor


                                    By: /s/ David G. Dehaemers, Jr.
                                        ________________________________________
                                       Name:  David G. Dehaemers, Jr.
                                       Title: Chief Financial Officer

                               Address for Notices:
                               -------------------

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.: (713) 844-9570
                               Telephone No.:  (713) 844-9500
                               Attention:      David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               KINDER MORGAN CO2, LLC,
                               as a Subsidiary Guarantor

                                    By:   Kinder Morgan Operating L.P. "A",
                                          its Sole Member

                                      By: Kinder Morgan G.P., Inc.,
                                          its General Partner


                                          By: /s/ David G. Dehaemers, Jr.
                                              __________________________________
                                          Name:  David G. Dehaemers, Jr.
                                          Title: Chief Financial Officer

                               Address for Notices:
                               -------------------

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               Telecopier No.: (713) 844-9570
                               Telephone No.:  (713) 844-9500
                               Attention:      David G. Dehaemers, Jr.

                               Chief Executive Office and Principal Place of Business:

                               1301 McKinney Street
                               Suite 3450
                               Houston, Texas 77010

                               CONTINUING LENDER:

Revolving Loan Commitment:          FIRST UNION NATIONAL BANK, as the Arranger,
$47,000,000.00                      the Syndication Agent, Administrative Agent,
                                    the Issuing Bank, the Swingline Lender and as a Lender



                                        By: /s/ Paul N. Riddle
                                            ____________________________________
                                        Name:  Paul N. Riddle
                                        Title: Senior Vice President


                                        Address for Notices:
                                        -------------------

                                        First Union National Bank
                                        301 South College Street, TW-10
                                        Charlotte, North Carolina  28288-0608

                                        Telecopier No.: (704) 383-0288
                                        Telephone No.:  (704) 383-0281
                                        Attention:   Syndication Agency Services


                                        With copy to:
                                        ------------

                                        First Union Capital Markets Corp.
                                        1001 Fannin, Suite 2255
                                        Houston, Texas 77002

                                        Telecopier No.: (713) 650-6354
                                        Telephone No.:  (713) 650-3716
                                        Attention:  Paul N. Riddle

                               CONTINUING LENDER:

Revolving Loan Commitment:              GOLDMAN SACHS CREDIT PARTNERS L.P.
$8,000,000.00


                                        By: /s/ Stephen B. King
                                            ____________________________________
                                        Name:  Stephen B. King
                                        Title: Authorized Signatory


                                        Address for Notices:
                                        -------------------

                                        Goldman Sachs & Co.
                                        85 Broad Street, 15th Floor
                                        New York, New York   10004

                                        Telecopier No.: (212) 357-0932
                                        Telephone No.:  (212) 902-8123
                                        Attention:  Stephen B. King

                               CONTINUING LENDER:

Revolving Loan Commitment:              BANK OF AMERICA NATIONAL TRUST
$10,000,000.00                          AND SAVINGS ASSOCIATION



                                        By: /s/ Daryl G. Patterson
                                            ____________________________________
                                        Name:  Daryl G. Patterson
                                        Title: Vice President


                                        Address for Notices:
                                        -------------------

                                        Bank of America NT&SA
                                        1850 Gateway Blvd.
                                        Concord, California 94520

                                        Telecopier No.: (510) 603-7243
                                        Telephone No.:  (510) 675-7148
                                        Attention:  Laurie Warner

                                        With copy to:
                                        ------------

                                        Pamela K. Rodgers
                                        Bank of America NT&SA
                                        333 Clay Street, Suite 4550
                                        Houston, Texas 77002

                                        Telecopier No.:      (713) 651-4808
                                        Telephone No.:       (713) 651-4880

                               CONTINUING LENDER:

Revolving Loan Commitment:              BANK OF MONTREAL
$12,500,000.00


                                        By: /s/ Cathal B. Carmody
                                            ____________________________________
                                        Name:  Cathal B. Carmody
                                        Title: Director


                                        Address for Notices:
                                        -------------------

                                        Bank of Montreal
                                        700 Louisiana Street
                                        Suite 4400
                                        Houston, Texas 77002

                                        Telecopier No.: (713) 223-4007
                                        Telephone No.:  (713) 546-9750
                                        Attention:  Cahal B. Carmody, Director

                               CONTINUING LENDER:

Revolving Loan Commitment:              BANK OF SCOTLAND
$20,000,000.00


                                        By: /s/ Annie Chin Tat
                                            ____________________________________
                                        Name:  Annie Chin Tat
                                        Title: Senior Vice President


                                        Address for Notices:
                                        -------------------

                                        Bank of Scotland
                                        565 Fifth Avenue
                                        New York, New York 10017

                                        Telecopier No.: (212) 557-9460
                                        Telephone No.:  (212) 450-0871
                                        Attention:   Annie Chin Tat


                                        With copy to:
                                        ------------

                                        Bank of Scotland
                                        1750 Two Allen Center
                                        1200 Smith Street
                                        Houston, Texas 77002-4312
                                        Telecopier No.: (713) 651-9714
                                        Telephone No.: (713) 651-1870
                                        Attention: Janna Blanter

                               CONTINUING LENDER:

Revolving Loan Commitment:              PARIBAS
$12,500,000.00


                                        By: /s/ Barton D. Schouest
                                            ____________________________________
                                        Name:  Barton D. Schouest
                                        Title: Managing Director



                                        By: /s/ Betsy R. Jocher
                                            ____________________________________
                                        Name:  Betsy R. Jocher
                                        Title: Assistant Vice President


                                        Address for Notices:
                                        -------------------

                                        Paribas
                                        1200 Smith Street, Suite 3100
                                        Houston, Texas   77002

                                        Telecopier No.: (713) 659-6915
                                        Telephone No.:  (713) 659-4811
                                        Attention:  Marian Livingston

                               CONTINUING LENDER:

Revolving Loan Commitment:              BARCLAYS BANK PLC
$22,000,000.00


                                        By: /s/ J. Onischuk
                                            ____________________________________
                                        Name:  J. Onischuk
                                        Title: Associate Director


                                        Address for Notices:
                                        -------------------

                                        Barclays Bank PLC
                                        222 Broadway
                                        New York, New York 10038

                                        Telecopier No.: (212) 412-7585
                                        Telephone No.:  (212) 412-7584
                                        Attention:  J. Onischuk

                               CONTINUING LENDER:

Revolving Loan Commitment:              CIBC INC.
$10,000,000.00


                                        By: /s/ Roger Colden
                                            ____________________________________
                                        Name:  Roger Colden
                                        Title: Executive Director
                                               CIBC Oppenheimer Corp.
                                               As Agent

                                        Address for Notices:
                                        -------------------

                                        CIBC, Inc.
                                        Two Paces West, Suite 1200
                                        Two Paces Ferry Road
                                        Atlanta, Georgia 30339

                                        Telecopier No.: (770) 319-4950
                                        Telephone No.:  (770) 319-4821
                                        Attention:  Kanthryn S. McGovern

                               CONTINUING LENDER:

Revolving Loan Commitment:              COMMERZBANK AG, ATLANTA AGENCY
$10,000,000.00



                                        By: /s/ Harry P. Yergey
                                            ____________________________________
                                        Name:  Harry P. Yergey
                                        Title: SVP & Manager



                                        By: /s/ W. David Suttles
                                            ____________________________________
                                        Name:  W. David Suttles
                                        Title: Vice President


                                        Address for Notices:
                                        -------------------

                                        Commerzbank AG, Atlanta Agency
                                        Prominade 2, Suite 3500
                                        1230 Peachtree Street, NE
                                        Atlanta, Georgia   30309

                                        Telecopier No.:      (404) 888-6539
                                        Telephone No.:       (404) 888-6524
                                        Attention: David Suttles, Vice President


                                        With a copy to:
                                        --------------

                                        Dempsey L. Gable, Senior Vice President
                                        Commerzbank AG, New York Branch
                                        2 World Financial Center
                                        New York, New York   10281-1050

                                        Telecopier No.: (212) 266-07530
                                        Telephone No.:  (212) 266-7560

                               CONTINUING LENDER:

Revolving Loan Commitment:              CREDIT LYONNAIS NEW YORK BRANCH
$10,000,000.00



                                        By: /s/ Xavier Ratouis
                                            ____________________________________
                                        Name:  Xavier Ratouis
                                        Title: Senior Vice President


                                        Address for Notices:
                                        -------------------

                                        Credit Lyonnais Houston Representative
                                            Office
                                        1000 Louisiana, Suite 5360
                                        Houston, Texas   77002

                                        Telecopier No.: (713) 751-0307
                                        Telephone No.:  (713) 753-8723
                                        Attention:  Bernadette Archie

                               CONTINUING LENDER:

Revolving Loan Commitment:              THE FIRST NATIONAL BANK OF CHICAGO
$39,000,000.00


                                        By: /s/ Dixon P. Schultz
                                            ____________________________________
                                        Name:  Dixon P. Schultz
                                        Title: First Vice President


                                        Address for Notices:
                                        -------------------

                                        The First National Bank of Chicago
                                        One First National Plaza
                                        Suite 0634, I-10
                                        Chicago, Illinois 60670

                                        Telecopier No.: (312) 732-4840
                                        Telephone No.:  (312) 732-3659
                                        Attention:  John Beirne

                               CONTINUING LENDER:

Revolving Loan Commitment:              NATIONSBANK,  N.A.,  as successor by
$22,000,000.00                          merger to NationsBank of Texas, N.A.



                                        By: /s/ Daryl G. Patterson
                                            ____________________________________
                                        Name:  Daryl G. Patterson
                                        Title: Vice President


                                        Address for Notices:
                                        -------------------

                                        NationsBank N.A.
                                        700 Louisiana
                                        Houston, Texas 77002

                                        Telecopier No.: (713) 247-6568
                                        Telephone No.:  (713) 247-6952
                                        Attention:  Paul A. Squires

                               CONTINUING LENDER:

Revolving Loan Commitment:              THE PRUDENTIAL INSURANCE COMPANY
$50,000,000.00                          OF AMERICA


                                        By: /s/ Steven D. Arnold
                                            ____________________________________
                                        Name:  Steven D. Arnold
                                        Title: Vice President



                                        Address for Notices:
                                        -------------------

                                        The Prudential Insurance Company of
                                          America
                                        c/o Prudential Capital Group
                                        Four Gateway Center
                                        100 Mulberry Street
                                        Newark, New Jersey 07102-4869

                                        Telecopier No.: (973) 802-9425
                                        Telephone No.:  (973) 802-3141
                                        Attention:  Trade Management Manager


                                        With copy to:

                                        The Prudential Insurance Company of
                                          America
                                        c/o Prudential Capital Group
                                        2200 Ross Avenue, Suite 4200 East
                                        Dallas, Texas   75201
                                        Attention:  Managing Director

                               CONTINUING LENDER:

Revolving Loan Commitment:              SOCIETE GENERALE
$22,000,000.00


                                        By: /s/ Richard A. Gould
                                            ____________________________________
                                        Name:  Richard A. Gould
                                        Title: Director


                                        Address for Notices:
                                        -------------------

                                        Societe Generale
                                        2001 Ross Avenue, Suite 4800
                                        Dallas, Texas 75201

                                        Telecopier No.: (214) 979-0171
                                        Telephone No.:  (214) 979-2769
                                        Attention: Lia Guerra


                                        With copy to:
                                        ------------

                                        Socie'te' Ge'ne'rale
                                        1111 Bagby, Suite 2020
                                        Houston, Texas 77002

                                        Telecopier No.: (713) 650-0824
                                        Telephone No.:  (713) 759-6324
                                        Attention:  Richard Gould

                               CONTINUING LENDER:

Revolving Loan Commitment:              PNC BANK, NATIONAL ASSOCIATION
$10,000,000.00


                                        By: /s/ John R. Way
                                            ____________________________________
                                        Name:  John R. Way
                                        Title: Assistant Vice President


                                        Address for Notices:
                                        -------------------

                                        249 5th Avenue
                                        Pittsburgh, Pennsylvania 15222

                                        Telecopier No.: (412) 762-2571
                                        Telephone No.:  (412) 762-5290
                                        Attention: John R. Way


                                        With a copy to:

                                        Tina Lanuka
                                        Two PNC Plaza, Third Floor
                                        Old Liberty Avenue
                                        Pittsburgh, Pennsylvania 15222

                                        Telecopier: (412) 768-4586
                                        Telephone:  (412) 768-5876

                               CONTINUING LENDER:

Revolving Loan Commitment:              UNION BANK OF CALIFORNIA, N.A.
$10,000,000.00


                                        By: /s/ Gary Shekerjian
                                            ____________________________________
                                        Name:  Gary Shekerjian
                                        Title: Assistant Vice President


                                        Address for Notices:
                                        -------------------

                                        Union Bank of California, N.A.
                                        Energy Department
                                        500 North Akard St., Suite 4200
                                        Dallas, Texas 75201

                                        Attention: Gary E. Shekerjian



                                      -29

                               CONTINUING LENDER:

Revolving Loan Commitment:              WELLS FARGO BANK (TEXAS), NA
$10,000,000.00


                                        By: /s/ J. Alan Alexander
                                            ____________________________________
                                        Name:  J. Alan Alexander
                                        Title: Vice President


                                        Address for Notices:
                                        -------------------

                                        Wells Fargo Bank (Texas), NA
                                        Energy Department
                                        1000 Louisiana, Third Floor
                                        Houston, Texas   77002

                                        Telecopier No.: (713) 739-1087
                                        Telephone No.:  (713) 319-1368
                                        Attention:  J. Alan Alexander


                                        With copy to:
                                        ------------

                                        Oscar Enriquez
                                        201 Third Street, 8th Floor
                                        San Francisco, California   94103

                                        Telecopier No.: (415) 979-0675
                                        Telephone No.:  (415) 477-5425